CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 24, 2005

(February 15, 2005)

Date of Report

(Date of Earliest Event Reported)

360 GLOBAL WINE COMPANY

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kirkland Ranch Road,

Napa, California 94558

(Address of principal executive offices (zip code))

(707) 254-9100

(Registrant's telephone number, including area code)

KNIGHTSBRIDGE FINE WINES, INC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 5 – Corporate Governance and Management

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company is filing this amendment to its Form 8-K filed on February 22, 2005. On February 22, 2005 the Company announced its name change to 360 Global Wine Company, but did not yet have its new symbol for trade on the Over The Counter Bulletin Board.  On February 23, 2005, the Company received its new trading symbol and is filing this amendment to report it.  Effective February 24, 2005, the Company will trade under the symbol “TGWC”.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

Description

99.1	Press release dated February 24, 2005 regarding the Company’s name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

360 Global Wine Company

By: Joel Shapiro
Joel Shapiro